UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AKOUSTIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(704) 997-5735

October 12, 2017

To the Stockholders of Akoustis Technologies, Inc.:

We are pleased to invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Akoustis Technologies, Inc. (the “Company”). The Annual Meeting will be held at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 on Thursday, November 16, 2017 at 10:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, each of which we urge you to read carefully. In addition, enclosed are a proxy card and a copy of our Annual Report to Stockholders for the year ended June 30, 2017.

We sincerely hope that you can attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, by telephone, or by mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you choose to submit a proxy by mail, please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. You may revoke your proxy at any time before it is exercised as explained in the Proxy Statement.

If you have any questions or need assistance voting your shares, please contact Cindy C. Payne, the Company’s Vice President of Finance, Corporate Controller, Treasurer, and Assistant Secretary, at (704) 997-5735.

Sincerely,

Lora Shealy
Secretary

Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(704) 997-5735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2017 AT 10:00 A.M.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Akoustis Technologies, Inc. (the “Company”) will be held at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 on Thursday, November 16, 2017 at 10:00 a.m., local time, for the following purposes:

1.	to elect seven directors of the Company to serve one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

We have fixed September 27, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, telephone, or mail, as described on the enclosed proxy card. You may also vote your shares in person at the Annual Meeting. To obtain directions to the Annual Meeting, please call (704) 997-5735.

The Board of Directors recommends that stockholders vote “FOR” each of the director nominees and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

You may revoke your proxy at any time prior to or at the Annual Meeting by written notice to the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on November 16, 2017: the Proxy Statement and the Company’s Annual Report to Stockholders are available at www.proxyvote.com.

By order of the Board of Directors,

Lora Shealy
Secretary

Huntersville, North Carolina

October 12, 2017

October 12, 2017

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2017

The Board of Directors (the “Board of Directors” or “Board”) of Akoustis Technologies, Inc. (the “Company”) is furnishing you this Proxy Statement to solicit proxies, on its behalf, to be voted at the Company’s 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, November 16, 2017, at 10:00 a.m., local time, at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202, and at any adjournment or adjournments thereof. These proxy materials are first being mailed or made available to stockholders on or about October 12, 2017.

The entire cost of soliciting these proxies will be borne by the Company. In addition to the delivery of the proxy materials by mail, the Company may request banks, brokers, and other record holders, or a proxy solicitor acting on its behalf, to send proxies and proxy materials to the beneficial owners of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and to secure the voting instructions of such beneficial owners. The Company will reimburse any such banks, brokers, other record holders, or proxy solicitors acting on its behalf for their reasonable expenses in so doing. The Company has not engaged a proxy solicitor to solicit proxies from stockholders; however, the Company retains the right to do so if it deems such solicitation necessary. Furthermore, the Company may also use one or more of its current employees, who will not be specially compensated, to solicit proxies from stockholders in person, by telephone, by e-mail, or by special letter.

The Annual Meeting will be held for the purpose of considering and voting upon the following:

1.	to elect seven directors of the Company to serve one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. The Board is not aware of any other business to come before the Annual Meeting.

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GENERAL INFORMATION CONCERNING VOTING

Date, Time, and Place

The Company will hold its Annual Meeting at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 at 10:00 a.m., local time, on Thursday, November 16, 2017.

Purpose of the Annual Meeting

At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon the following:

1.	to elect seven directors of the Company to serve one-year terms expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. The Board is not aware of any other business to come before the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors has determined that each of the proposals is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” each of the director nominees and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

Who May Vote

Stockholders of record of the Company’s Common Stock, as of the close of business on September 27, 2017, the record date established by the Company’s Board of Directors (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof, either in person or by proxy. Each share of Common Stock is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors. On the Record Date, there were 19,084,583 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders do not have cumulative voting rights.

Voting Methods

You may vote at the Annual Meeting: (i) in person, (ii) by mail via your proxy card, (iii) by telephone, or (iv) on the Internet. Instructions regarding telephone and Internet voting are included on the proxy card. The telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on Wednesday, November 15, 2017. If you choose to submit a proxy by mail, please mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope. If a bank, broker, or other nominee (“broker”) holds your shares, you will receive voting instructions directly from the broker.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the security desk on the Plaza level of One Wells Fargo Center. Please be sure to have state or government issued photo identification with you at the time of registration. After a determination that you are a registered holder of Common Stock, you will receive a security pass that will allow you to access the offices of Womble Carlyle Sandridge & Rice LLP and attend the Annual Meeting. If you are not a registered holder, please be sure that you bring your state or government issued photo identification as well as either (i) a proxy issued to you in your name by your brokerage firm, bank or other nominee, or (ii) a brokerage statement showing your beneficial ownership of Common Stock as of the Record Date (and a legal proxy from your brokerage firm, bank, or other nominee if you wish to vote your shares at the Annual Meeting), to present to the security desk at the time of registration.

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Voting by Proxy

The form of proxy solicited by the Board of Directors permits you to specify a choice among “for” all nominees, “withhold all” nominees, “for all except” designated nominees, and “withhold authority” to vote for each nominee for election as director, and a choice among “for,” “against,” and “abstain” with respect to the auditor ratification proposal. All shares represented by valid proxies that the Company receives through this solicitation, and that are not validly revoked, will be voted according to your instructions on the proxy card or as instructed by phone or via the Internet. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. If other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on these matters in accordance with their best judgment. The proxies also have discretionary authority to vote to adjourn the Annual Meeting, including for the purpose of soliciting proxies to vote in accordance with the Board of Directors’ recommendations. The Board of Directors has selected Jeffrey B. Shealy and Cindy C. Payne to act as proxies with full power of substitution at the Annual Meeting. Either of them is authorized to vote, on behalf of the Board, all proxies to vote shares of Common Stock at the Annual Meeting or any adjournment thereof granted by stockholders of the Company. The enclosed proxy with respect to the Annual Meeting is solicited by the Board of Directors.

Revocability of Proxies

Even if you execute a proxy, you have the right to revoke it and change your vote by notifying us at any time before your proxy is voted. You may revoke a proxy at any time by submitting written notice of revocation to Cindy C. Payne, the Company’s Vice President of Finance, Corporate Controller, Treasurer, and Assistant Secretary, before the shares are voted, by submitting a proxy having a later date, or by appearing at the Annual Meeting and voting in person. Unless so revoked, the shares of Common Stock represented by the valid proxies received pursuant to this solicitation will be voted in accordance with the specifications given therein. Attendance at the Annual Meeting, without voting, will not serve to revoke a previously submitted proxy.

Quorum and Vote Necessary for Action

Quorum. The presence of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.

Required Vote. Directors are elected (Proposal 1) by a plurality of the votes cast by the shares entitled to vote in the election, which means that the seven director nominees who receive the greatest number of “for” votes will be elected. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Ratification of the appointment of our independent registered accounting firm (Proposal 2) requires the affirmative vote of the majority of the votes present or represented and entitled to be cast thereon. You may vote “for,” “against,” or “abstain” with respect to Proposal 2.

Broker Non-Votes. A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum. Broker non-votes will not be treated as votes cast and, therefore, will have no effect on the vote required for Proposal 1, but will be treated as votes present and entitled to vote and, therefore, will have the same effect as a vote “against” Proposal 2.

“Routine” and “Non-routine” Matters. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2) is considered a routine matter. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal. The election of directors (Proposal 1) is considered a non-routine matter under applicable stock exchange rules, and your broker is not entitled to vote your shares on this proposal without your instructions.

Abstentions and Withheld Votes. If you abstain from voting or withhold your vote on a particular matter, your shares will be counted for purposes of determining whether a quorum is present but will not be treated as cast either for or against Proposal 1. Because abstentions constitute shares present and entitled to vote, they will have the same effect as votes cast against Proposal 2.

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REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock that may be acquired upon exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days after the Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities); (ii) each of our directors and named executive officers; and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. For shares subject to repurchase options, as indicated in the notes to the table below, see “Compensation and Other Information Concerning Our Executive Officers and Directors — Executive Compensation — Outstanding Equity Awards at Fiscal 2017 Year-End” below for a description of the repurchase option. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)(2)	Percent of class (3)

Jeffrey B. Shealy, Chief Executive Officer, Director(4)	3,300,725	17.3%
John T. Kurtzweil, Chief Financial Officer and Chief Accounting Officer(5)	122,000	*
David M. Aichele, Vice President of Business Development(6)	134,250	*
Mark Boomgarden, Former Vice President of Operations(7)	178,441	*
Cindy C. Payne, Vice President of Finance, Corporate Controller, and Treasurer(8)	184,375	*
Steven P. DenBaars, Director(9)(10)	285,858	1.5%
Arthur E. Geiss, Director, Co-Chairman of the Board(9)(11)	78,307	*
Jeffrey K. McMahon, Director(9)(12)	551,888	2.9%
Steven P. Miller, Director(13)	61,000	*
Jerry D. Neal, Director, Co-Chairman of the Board(9)(12)	367,000	1.9%
Suzanne B. Rudy, Director	30,000	*
All directors and executive officers as a group (10 persons)(14)	5,115,403	26.6%

Mark Tompkins
App 1, Via Guidino 23
Lugano 6900, Switzerland	2,274,709	11.9%

*Less than 1%

(1)	Unless otherwise indicated in the table, the address for each person named in the table is c/o Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, NC 28078.
(2)	Unless otherwise indicated in the table, the shares are held directly by the beneficial owner.
(3)	Applicable percentage ownership is based on 19,084,583 shares of Common Stock outstanding as of the Record Date, together with securities exercisable for or convertible into shares of Common Stock within 60 days after the Record Date, for each stockholder.

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(4)	Includes 36,000 restricted shares that are subject to a repurchase option.
(5)	Includes 22,000 restricted shares that are subject to vesting provisions and that were issued and outstanding as of the Record Date. Includes 100,000 restricted shares that are subject to vesting provisions and that were granted under the 2016 Stock Incentive Plan, effective as of the Record Date, but not yet issued and outstanding as of the Record Date.
(6)	Includes 130,000 restricted shares that are subject to a repurchase option.
(7)	Includes 121,833 restricted shares that are subject to a repurchase option. Mr. Boomgarden resigned from the Company, effective September 15, 2017.
(8)	Includes 175,000 restricted shares that are subject to a repurchase option.
(9)	Includes 20,000 shares of Common Stock issuable upon exercise of options.
(10)	Includes 38,204 restricted shares that are subject to a repurchase option.
(11)	Includes 29,471 restricted shares that are subject to a repurchase option.
(12)	Includes 22,000 restricted shares that are subject to a repurchase option.
(13)	Includes 11,000 shares that are subject to vesting provisions and that were granted under the 2016 Stock Incentive Plan, effective as of the Record Date, but not yet issued and outstanding as of the Record Date.
(14)	Includes 553,951 restricted shares that are subject to a repurchase option, 22,000 restricted shares that are subject to other vesting provisions and that were issued and outstanding as of the Record Date, and 111,000 restricted shares that are subject to other vesting provisions and that were granted under the 2016 Stock Incentive Plan, effective as of the Record Date, but not yet issued and outstanding as of the Record Date.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than one. The number of directors is currently fixed at seven directors. The Board of Directors has nominated Steven P. DenBaars, Arthur E. Geiss, Jeffrey K. McMahon, Steven P. Miller, Jerry D. Neal, Suzanne B. Rudy, and Jeffrey B. Shealy, all of whom currently are directors of the Company, for election by the stockholders. Upon election, each such director will serve until the 2018 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Each nominee has consented to serve as director if elected. Although the Board of Directors expects that each of the nominees will be available for election, if a vacancy in the slate of nominees is caused by death or any other unexpected occurrence, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee recommended by the Nominating Committee and approved by the Board of Directors.

Proxies may not be voted for a number of persons greater than the number of nominees.

The Board of Directors recommends a vote “FOR” each of Steven P. DenBaars, Arthur E. Geiss, Jeffrey K. McMahon, Steven P. Miller, Jerry D. Neal, Suzanne B. Rudy, and Jeffrey B. Shealy for election as directors of the Company.

Properly submitted proxies will be voted “FOR” election of each of the nominees identified above unless otherwise specified.

DIRECTORS AND EXECUTIVE OFFICERS

Below are the names of, and certain information about, our named executive officers, our current executive officers, and our directors, including the principal occupation and business experience of each such person during the past five years.

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Jeffrey B. Shealy	48	President and Chief Executive Officer; Director	May 22, 2015
John T. Kurtzweil	61	Chief Financial Officer and Chief Accounting Officer	July 14, 2017
David M. Aichele	51	Vice President of Business Development	May 22, 2015
Steven P. DenBaars	55	Director	May 22, 2015
Arthur E. Geiss	64	Co-Chairman of the Board	May 22, 2015
Jeffrey K. McMahon	46	Director	May 22, 2015
Steven P. Miller	69	Director	July 14, 2017
Jerry D. Neal	73	Co-Chairman of the Board	May 22, 2015
Suzanne B. Rudy	62	Director	July 14, 2017

Jeffrey B. Shealy is our President and Chief Executive Officer, as well as one of our directors. He has over 20 years of experience in the radio frequency (RF)/wireless industry focused on building businesses around solid-state materials and electron device innovation. He held the position of Vice President and General Manager at RF Micro Devices, Inc. (“RFMD”) (now Qorvo, Inc.) from 2001 until 2014. Mr. Shealy is a Howard Hughes Doctoral Fellow and spent 7 years with Hughes Electronics at Hughes Research Labs (now HRL Labs) and Hughes Network Systems (now Hughes). He previously founded RF Nitro, a RF Power Amplifier high-tech venture, which was acquired by RFMD in 2001. Mr. Shealy holds an MBA degree from Wake Forest University, Master of Science and Doctorate degrees in Electrical and Computer Engineering from University of California at Santa Barbara (UCSB), and a Bachelor’s of Science degree in Electrical and Computer Engineering from North Carolina State University (NCSU). We believe that Mr. Shealy adds value to our Board of Directors based on his intimate knowledge of our business plans and strategies, his experience with high tech startup ventures and his years of experience in the RF/Wireless industry.

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John T. Kurtzweil has served as our Chief Financial Officer and Chief Accounting Officer since July 14, 2017, and he served as a director on the Board from January 12, 2017 to July 14, 2017. He is also currently providing consulting services to a limited number of businesses. He served as VP Finance of Cree, Inc., a company that develops, manufactures, and sells lighting-class light emitting diode, lighting, and semiconductor products for power and radio-frequency applications, and Chief Financial Officer of Wolfspeed, a Cree Company, from 2015 until March 2017. Prior to his employment at Cree, Mr. Kurtzweil was an independent consultant beginning in 2014. From 2012 until 2014, Mr. Kurtzweil served as Senior Vice President, Chief Financial Officer and Special Advisor to the Chief Executive Officer of Extreme Networks, Inc., a provider of high-performance, open networking innovations for enterprises, services providers, and Internet exchanges, and also served as its Chief Accounting Officer. From 2006 to 2012, Mr. Kurtzweil served as Executive Vice President, Finance and as Chief Financial Officer and Treasurer of Cree, Inc. From 2004 to 2006, Mr. Kurtzweil was Senior Vice President and Chief Financial Officer at Cirrus Logic, Inc., a fabless semiconductor company. Mr. Kurtzweil currently serves as a director of Axcelis Technology, Inc., and he was appointed Chairman of its Audit Committee in February 2017. Mr. Kurtzweil served as a board member for Meru Networks, Inc. for a portion of 2015 prior to its sale.

David M. Aichele is Vice President of Business Development responsible for leading the sales and marketing efforts of the Company. Mr. Aichele joined the company in May 2015, bringing over 20 years of international sales, business development, and marketing experience with him. Prior to joining the Company, Mr. Aichele was EVP Sales & Marketing for T1Visions, a high-tech software startup company ranking among the 2014 INC 500 fastest growing private companies in the U.S. from 2013 to May 2015. Mr. Aichele held director positions at RFMD from 2005 to 2015, where he was responsible for the business development and launch of new RF semiconductor products targeting the cellular market, and senior management positions at Tessera and TE Connectivity, where he led business development and sales teams. Mr. Aichele holds a BSEE from Ohio University and an MBA from the Leeds School of Business at the University of Colorado.

Steven P. DenBaars is a Professor of Materials and Co-Director of the Solid-State Lighting Center at UCSB. Professor DenBaars joined UCSB in 1991 and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He is also a co-founder and current board member of two privately held GaN startup companies, Soraa Inc. and Soraa Laser Inc. Dr. DenBaars has been in the LED business for over 25 years starting with his prior work at Hewlett-Packard Optoelectronics division in 1988 and involvement in more than two LED companies and one laser diode company. Professor DenBaars’ specific research interests include growth of wide-band gap semiconductors (GaN based), and their application to Blue LEDs and lasers and energy efficient solid-state lighting. This research has led to over 750 scientific publications and over 160 U.S. patents on electronic materials and devices. He has been awarded a NSF Young Investigator award, Young Scientist Award of the ISCS, IEEE Aron Kressel Award, and he is an IEEE Fellow and a Visiting Professor at the Institute for Advanced Studies (IAS) HKUST. He was recently elected to the National Academy of Engineering (2012), and elected Fellow of the National Academy of Inventors (2014). We believe that Professor DenBaars adds value to our Board of Directors based on his years of experience in the LED industry and his extensive research involving wide-based gap semiconductors and their application to high power electronic devices.

Arthur E. Geiss, Co-Chairman of the Board, founded AEG Consulting, LLC (“AEG Consulting”) in 2003 and currently serves as its Chief Executive Officer. AEG Consulting offers guidance concerning manufacturing, operations, and process development to technology companies. Prior to establishing AEG Consulting, Mr. Geiss served as Vice President of Wafer Fab Operations at RFMD. He was responsible for the start-up and operations of Gallium Arsenide epitaxial-growth and wafer-fabrication. Prior to RFMD, Mr. Geiss held management positions with Alpha Industries, Inc. (purchased by Skyworks Solutions, Inc.) and before that at ITT Gallium Arsenide Technology Center (purchased by Cobham plc). At both companies, he was responsible for process and device development and wafer fabrication operations. Prior to these, Mr. Geiss held a research position at the Xerox Palo Alto Research Center (now PARC, Inc.). At PARC he investigated the structure of vitreous materials and amorphous thin-films using Raman spectroscopy. Mr. Geiss has served as a Member of the Executive Committee of the IEEE GaAs IC Symposium (now CSICS) and as a Member of the Executive Committee of the GaAs Manufacturing Technology Conference (now CS Mantech). He has numerous patents and publications on electronic devices, processing, and manufacturing. Mr. Geiss earned a B.S. degree at Lafayette College and M.S. and Ph.D. degrees at Brown University, all in physics. We believe that Mr. Geiss adds value to our Board of Directors based on his extensive experience with technology companies, his executive leadership and management experience, and his research background.

Jeffrey K. McMahon has been employed by North Highland, a global management consulting firm, since 2003. He has held the position of Managing Director since 2014 and is the current Market Lead for North Highland’s largest market. He has an extensive background in business and information technology consulting in the financial services, energy, and telecommunications industries. He has 20 years of experience helping Fortune 100 companies drive revenue, optimize processes, improve customer experience, and manage risk. His areas of expertise include marketing, strategy articulation and realization, strategic execution, business process management, and merger integration. Prior to joining North Highland, Mr. McMahon was a Manager in Accenture’s process practice area. Mr. McMahon received a Bachelor of Science degree in Civil Engineering from NCSU. We believe that Mr. McMahon adds value to our Board of Directors based on his extensive experience in business and technology consulting and his marketing and strategizing expertise.

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Steven P. Miller served as a Board Advisor to the Board from January 2017 to June 2017. He is the President of Via Capri Inc., the general partner of Via Capri Investment L.P., a limited partnership formed by Mr. Miller in 1996. Mr. Miller is also the President of Sawmill Inc., the general partner of Sawmill Investment L.P., another limited partnership formed by Mr. Miller in 1996. From 2001 to 2003, Mr. Miller served as a director for TriQuint Semiconductor, Inc. (TriQuint), then a leading supplier of high-performance components and modules for communications applications before merging with RFMD to form Qorvo, Inc. in 2015. Prior to that, Mr. Miller held several positions at Sawtek Inc. from 1979 until his retirement in 1999, including Co-Founder, President, Chief Executive Officer, and Chairman of Sawtek’s Board of Directors. Sawtek Inc. merged with TriQuint in 2001. Prior to co-founding Sawtek Inc. in 1979, Mr. Miller was Manager of the SAW Development Laboratory in the Defense Group at Texas Instruments Incorporated. Mr. Miller brings to the Board familiarity with the Company, its operations, finances, and strategic plan through his experience as a Board Advisor, as well as industry expertise, public company leadership experience, and his experience and skills in strategic growth and business development, including capital formation.

Jerry D. Neal, Co-Chairman of the Board, founded RFMD in 1991 and served as its Executive Vice President of Marketing and Strategic Development from January 2002 to May 31, 2012. Dr. Neal served as a Vice President of Marketing of RFMD from May 1991 to January 2000 and as its Executive Vice President of Sales, Marketing and Strategic Development from January 2000 to January 2002. Prior to joining RFMD, he was employed for 10 years with Analog Devices, Inc., including as Marketing Engineer, Marketing Manager, and Business Development Manager. Dr. Neal also founded Moisture Control Systems for the production of his patented electronic sensor for measurement of soil moisture for research, which was later sold to Hancor, Inc. He has been a Director of Jazz Semiconductor, Inc. since November 2002. Dr. Neal served as a Director of RFMD from February 1992 to July 1993. He also held various positions at Hewlett-Packard. Dr. Neal received his Associate’s Degree in Electrical Engineering from Gaston Technical Institute and NCSU and his doctor of business management degree from Southern Wesleyan University. We believe that Dr. Neal adds value to our Board of Directors based on his extensive executive leadership and management experience and his sales, marketing, and product development background.

Suzanne B. Rudy most recently served as Vice President of Tax & Corporate Treasurer, Compliance Officer, and Assistant Secretary of Qorvo, Inc., a publicly-traded company and leading supplier of semiconductor solutions for the wireless communications market, until November 2015. In addition to her treasury and compliance duties, Ms. Rudy served as a director for various subsidiaries of Qorvo, Inc. Prior to joining Qorvo, Inc. predecessor, RMFD, in 1999, Ms. Rudy was the Controller for Precision Fabrics Group, Inc., a textile spin-off of the Fortune 500 Company, Burlington Industries. In addition, she spent six years as a Certified Public Accountant and Manager for BDO Seidman, LLP, an international accounting firm. From 2012 to 2016, Ms. Rudy served as a director for Delta Apparel, Inc., a publicly-traded apparel manufacturer, where she served on the Audit and Compensation Committees. From 2008 to 2011, Ms. Rudy served as a director for First National Bank United Corporation, serving as Chair of the Audit Committee and the Assets and Liability Committee. Since 2006, Ms. Rudy has served on the Board of Visitors for Guilford College. She was also a Board Leadership Fellow in 2013, as designated by the National Association of Corporate Directors. Ms. Rudy brings to our Board extensive expertise in public company financial, compliance, and related strategic matters.

CORPORATE GOVERNANCE MATTERS

Director Independence

As of March 14, 2017, our Common Stock is listed on the NASDAQ Capital Market, and pursuant to NASDAQ Listing Rule 5605(b), we are required to have our Board of Directors be comprised of a majority of “independent directors.” Our Board has determined that Messrs. DenBaars, Geiss, McMahon, Miller, and Neal and Ms. Rudy are independent directors under the applicable standards of The NASDAQ Stock Market. In reaching this determination, the Board considered Mr. Geiss’ relationship with AEG Consulting, a firm owned and operated by Mr. Geiss, which provides consulting services to the Company, as well as the compensation paid to Mr. Miller for his prior services as a Board Advisor to the Company’s Board of Directors. Each of these relationships is further discussed below under “Certain Relationships and Related Person Transactions.” After consideration, the Board determined that these relationships did not impact Mr. Geiss’ or Mr. Miller’s ability to serve as independent directors.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. All but one member of the Board of Directors is independent under NASDAQ independence rules.

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To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. We believe that separation of the Chairman and Chief Executive Officer positions encourages objective oversight and candid communications regarding the Company. Currently, two non-employee, independent directors serve as Co-Chairmen of the Board, with Jeffrey B. Shealy serving as Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Co-Chairmen of the Board serve as liaisons between the Board and management, focus on Board and governance matters, and preside over meetings of the full Board. The Co-Chairmen of the Board are independent, non-management positions. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization, as it allows Mr. Shealy to focus on the Company’s strategy, business, and operations and allows Messrs. Geiss and Neal, the Co-Chairmen, to provide objective oversight of the Company.

As the Company’s principal governing body, the Board of Directors has the ultimate responsibility for overseeing the Company’s risk management practices. On an ongoing basis, the Board of Directors discusses areas of risk that particularly affect the Company with senior members of management, who report to the Board of Directors on those areas of risk at regularly scheduled meetings of the Board of Directors. These areas of risk change from time to time based on business conditions and competitive considerations. The Board of Directors and management periodically review, evaluate, and assess the risks relevant to the Company. In addition, the Audit Committee oversees the management of market and operational risks that could affect financial reporting, the Nominating Committee oversees management of risks associated with governance matters, and the Compensation Committee oversees management of risks related to executive compensation plans and policies.

Board Meetings and Director Attendance

The Board of Directors held nine meetings during the year ended June 30, 2017. Each director, with the exception of Mr. DenBaars, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

Although the Company does not have a formal policy regarding director attendance at annual meetings of stockholders, each director is encouraged and expected to attend the Annual Meeting. All of our directors then serving on the Board of Directors attended the 2016 annual meeting of stockholders.

Committees of the Board of Directors

The Board maintains three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Each committee operates under a written charter and reports regularly to the Board. A copy of each of these committee charters is available in the “Investors” section of our website under the heading “Governance Documents” at www.akoustis.com, and copies may also be obtained by request through the “Contact Us” form at the same website address. Each member of the Audit Committee, the Compensation Committee, and the Nominating Committee must satisfy membership requirements imposed by the applicable committee charter and, where applicable, NASDAQ listing standards and SEC rules and regulations. Each of the members of the Audit Committee, the Compensation Committee, and the Nominating Committee has been determined by the Board to be independent under applicable NASDAQ listing standards and, in the case of the Audit Committee and the Compensation Committee, under the independence requirements established by the SEC. A brief description of the responsibilities of each of these committees and their current membership follows.

Audit Committee

Our Board has established a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to represent and assist the Board in its general oversight of our accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. Formed in February 2017 in connection with our initial listing on NASDAQ, the Audit Committee held two meetings during the year ended June 30, 2017. The current members of the Audit Committee are Messrs. Neal and McMahon and Ms. Rudy (Chair). The Board of Directors has determined that each of the members is financially sophisticated and that Ms. Rudy meets the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

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Compensation Committee

Our Board has established a Compensation Committee to assist the Board in overseeing and reviewing information from management regarding compensation and human capital issues within the Company. The Compensation Committee also has specific responsibilities regarding performance reviews and compensation of the Company’s executive officers. The Compensation Committee held one meeting during the year ended June 30, 2017. The Compensation Committee is responsible for approving the individual elements of total compensation for our Chief Executive Officer and other executive officers. The current members of the Compensation Committee are Messrs. McMahon (Chair) and Neal and Ms. Rudy, each of whom is independent under existing NASDAQ listing standards, SEC requirements, and the requirements of Section 162(m) of the Internal Revenue Code (the “Code”). To the extent permitted by the Company’s bylaws and applicable law, rules, regulations and listing requirements, the Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee.

Nominating Committee

Our Board has established a Nominating Committee to assist the Board by identifying individuals qualified to become Board members, consistent with criteria approved by the Board, to recommend for the Board’s approval the slate of nominees to be proposed by the Board to stockholders for election to the Board or nominees for election to fill interim vacancies on the Board, and to recommend to the Board the directors who will serve on each committee of the Board. Formed in February 2017, the Nominating Committee held its first meeting in July 2017. The current members of the Nominating Committee are Messrs. DenBaars and Neal (Chair) and Ms. Rudy.

Other Committees

Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future, and in July 2017, our Board designated a Technology Committee to assist the Board and the Company’s senior management in overseeing technology development initiatives and to advise the Board regarding new technology development and execution of technology initiatives. The current members of the Technology Committee are Messrs. Geiss (Chair), DenBaars, and Miller.

Process for Nominating Potential Director Candidates

The Nominating Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with criteria approved by the Board. Nominees for director are selected by the Nominating Committee on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Nominating Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics and Conduct that applies to our directors, officers, and employees. A copy of the Code of Ethics and Conduct is posted on the Company’s website at www.akoustis.com. In the event that we amend any of the provisions of the Code of Ethics and Conduct that requires disclosure under applicable law or SEC rules, we intend to disclose such amendment on our website. Any waiver of the Code of Ethics and Conduct must be approved by the Board of Directors. Any waivers granted to our Chief Executive Officer or Chief Financial Officer will be disclosed on our website within four business days.

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Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Co-Chairmen of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

COMPENSATION AND OTHER INFORMATION CONCERNING OUR
EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

Summary Compensation Table

On August 11, 2016, we changed our fiscal year from a fiscal year ending on March 31 to a fiscal year ending on June 30, effective for the fiscal year ended June 30, 2017. Accordingly, the following table sets forth information concerning the total compensation awarded to, earned by or paid to our named executive officers during (i) the fiscal year ended June 30, 2017; (ii) the three-month transition period (“TP”) from April 1, 2016 to June 30, 2016; and (iii) the year ended March 31, 2016 (our prior fiscal year). Our named executive officers include our Chief Executive Officer, our former Chief Financial Officer, and our other two executive officers serving the Company during the fiscal year ended June 30, 2017.

Summary Compensation Table for Fiscal Year 2017

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Jeffrey Shealy,	2017 (3)	154,327	92,700	151,200	9,801	407,938
CEO (3)	TP 2016	42,484	—	—	2,815	45,299
	2016 (4)	150,000	30,000	—	5,077	185,077

Mark Boomgarden,	2017 (3)	139,923	42,024	84,000	6,631	272,578
VP of Operations (5)	TP 2016	36,615	—	—	2,009	38,624
	2016 (4)	117,692	13,600	67,450	17,653	216,395

Cindy Payne,	2017 (3)	149,183	44,805	126,000	7,760	327,748
Vice President of Finance	TP 2016	39,038	—	—	2,113	41,151
(Former CFO) (6)	2016 (4)	114,327	13,775	217,500	4,462	350,064

David Aichele,	2017 (3)	139,923	42,024	84,000	7,278	273,225
VP of Business Development	TP 2016	37,143	—	—	2,009	39,152
	2016 (4)	121,876	13,600	165,000	4,603	305,079

(1)	See Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 for a discussion of the assumptions made in the valuation of stock awards.

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(2)	Other compensation is broken down for each executive below:

Name and Principal Position	Fiscal Year	401K Contribution ($)	Contractor Compensation ($) (a)	Total ($)

Jeffrey Shealy,	2017	9,801	—	9,801
CEO	TP 2016	2,815	—	2,815
	2016	5,077	—	5,077

Mark Boomgarden,	2017	6,631	—	6,631
VP of Operations (b)	TP 2016	2,009	—	2,009
	2016	4,603	13,050	17,653

Cindy Payne,	2017	7,760	—	7,760
Vice President of Finance	TP 2016	2,113	—	2,113
(Former CFO)	2016	4,462	—	4,462

Dave Aichele,	2017	7,278	—	7,278
VP of Business	TP 2016	2,009	—	2,009
Development	2016	4,603	—	4,603

(a)	Effective June 1, 2015, we established a 401(k) retirement savings plan, with an employer matching contribution, for all employees. We have no other plans in place and have never maintained any other plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement, including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans, and nonqualified deferred contribution plans.

(b)	Mr. Boomgarden performed services for Akoustis, Inc. under an independent contractor agreement prior to his employment with the Company.

(3)	The bonus amount reflected for fiscal year 2017 was earned during the bonus period of April 1, 2016 to March 31, 2017, but paid in May 2017.

(4)	The bonus amount reflected for fiscal year 2016 was earned during the bonus period of April 1, 2015 to March 31, 2016, but paid in May 2016.

(5)	Mr. Boomgarden served as our Vice President of Operations until his resignation, effective September 15, 2017.

(6)	Ms. Payne served as our Chief Financial Officer until July 14, 2017 when she voluntarily resigned and transitioned into the position of Vice President of Finance. Effective July 14, 2017, John T. Kurtzweil now serves as our Chief Financial Officer.

Except as indicated below under “Employment Agreements,” we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at 2017 Fiscal Year-End

We have equity awards outstanding under three compensation plans approved by our stockholders: the 2014 Stock Plan (the “2014 Plan”), the 2015 Equity Incentive Plan (the “2015 Plan”), and the 2016 Stock Incentive Plan (the “2016 Plan”). However, no further grants will be made under the 2014 Plan or the 2015 Plan. The following table provides information about outstanding equity awards held by our named executive officers as of June 30, 2017.

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Outstanding Equity Awards at 2017 Fiscal Year-End

			Stock Awards
Name	Grant Date (1)		Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (2)

Jeffrey Shealy, CEO	8/11/2016	(3)	36,000	314,640

Mark Boomgarden, VP of Operations (5)	6/16/2014	(4)	16,204	141,623
	9/9/2014	(4)	72,918	637,303
	10/5/2015	(3)	38,000	332,120
	8/11/2016	(3)	20,000	174,800

Cindy Payne, VP of Finance (6)	10/5/2015	(3)	145,000	1,267,300
	8/11/2016	(3)	30,000	262,200

David Aichele, VP of Business Development	10/5/2015	(3)	110,000	961,400
	8/11/2016	(3)	20,000	174,800

(1)	The grant date is determined in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718.

(2)	The market value is based upon the $8.74 closing price of our Common Stock, as reported by NASDAQ on June 30, 2017, multiplied by the number of shares that had not yet vested.

(3)	The shares granted on this date are subject to a repurchase option by the Company if the named executive officer’s employment with the Company is terminated by the Company without cause, by the named executive officer for good reason, or upon the named executive officer’s permanent disability. The shares will be released from the repurchase option as follows: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversaries of the grant date.

(4)	The shares granted on this date are subject to a repurchase option by the Company if the named executive officer’s employment with the Company is terminated for any reason. The remaining unvested shares will be released from the repurchase option as follows: sufficient shares such that an aggregate 75% of the original shares granted shall have vested on the third anniversary of the grant date and the remaining 25% on the fourth anniversary of the grant date.

(5)	Mr. Boomgarden served as our Vice President of Operations until his resignation, effective September 15, 2017.

(6)	Ms. Payne served as our Chief Financial Officer until July 14, 2017 when she voluntarily resigned and transitioned into the position of Vice President of Finance. Effective July 14, 2017, John T. Kurtzweil now serves as our Chief Financial Officer.

Employment Agreements

Jeffrey B. Shealy

On June 15, 2015, we entered into a three-year employment agreement with our Chief Executive Officer, Jeffrey B. Shealy. After the initial three-year term, the agreement will be automatically renewed for successive one-year periods unless terminated by either party on at least 30 days’ written notice prior to the end of the then-current term. Mr. Shealy’s annual base salary was $150,000, subject to increase or decrease annually as determined by our Board of Directors. Effective July 4, 2016 the Board increased Mr. Shealy’s base salary to $154,500. Mr. Shealy’s base salary was further increased to $163,770, effective September 11, 2017. Mr. Shealy is eligible, at the discretion of our Board of Directors, to receive an annual cash bonus of up to 100% of his annual base salary (increased to 150% beginning in fiscal 2018), which may be based on us achieving certain operational, financial or other milestones (the “Milestones”) that may be established by our Board of Directors. Mr. Shealy is entitled to receive stock options or other equity incentive awards under the 2016 Plan as and when determined by the Board, and is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by us for, our executives. Mr. Shealy and his dependents are also entitled to participate in any of our employee benefit plans subject to the same terms and conditions applicable to other employees. Mr. Shealy will be entitled to be reimbursed for all reasonable travel, entertainment, and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities, or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time.

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In the event that Mr. Shealy is terminated by us without Cause (as defined in his employment agreement) or he resigns for Good Reason (as defined in his employment agreement) during the term of his employment, Mr. Shealy would be entitled to (x) an amount equal to his annual base salary then in effect (payable in accordance with the Company’s normal payroll practices) for a period of 24 months commencing on the effective date of his termination (the “Severance Period”) (in the case of termination by the executive for Good Reason, reduced by any cash remuneration paid to him because of any other employment or self-employment during the Severance Period), (y) if and to the extent the Milestones are achieved for the annual bonus for the year in which the Severance Period commences (or, in the absence of Milestones, our Board of Directors has, in its sole discretion, otherwise determined an amount of Mr. Shealy’s annual bonus for such year), an amount equal to such annual bonus prorated for the portion of the performance year completed before Mr. Shealy’s employment terminated, and (z) any unvested stock options, restricted stock, or similar incentive equity instruments will vest immediately. For the duration of the Severance Period, Mr. Shealy will also be eligible to participate in our benefit plans or programs, provided Mr. Shealy was participating in such plan or program immediately prior to the date of employment termination, to the extent permitted under the terms of such plan or program (collectively, the “Termination Benefits”). If Mr. Shealy’s employment is terminated during the term by us for Cause, by Mr. Shealy for any reason other than Good Reason or due to his death, then he will not be entitled to receive the Termination Benefits, and shall only be entitled to the compensation and benefits that shall have accrued as of the date of such termination (other than with respect to certain benefits that may be available to Mr. Shealy as a result of a Permanent Disability (as defined in his employment agreement)).

John T. Kurtzweil

On July 14, 2017, the Board named John T. Kurtzweil as our Chief Financial Officer and Chief Accounting Officer, effective as of the same day. The Company entered into an employment agreement, dated July 14, 2017 (the “CFO Agreement”), with Mr. Kurtzweil, pursuant to which he will receive an annual base salary of $151,000, monthly living expenses of $1,600, three weeks of paid vacation each year, and reimbursement of all reasonable business, promotional, travel, and entertainment expenses incurred in the performance of his duties. In addition, Mr. Kurtzweil is also eligible to earn a target annual bonus each fiscal year equal to 70% of his annual base salary, based on certain Company operation, financial, and other milestones set by the Board and/or its Compensation Committee. Mr. Kurtzweil is also entitled to participate in any employee benefit plans and programs generally provided by the Company to its senior executives from time to time. In addition, as an inducement to employment, Mr. Kurtzweil received a restricted stock award for 100,000 shares of Common Stock and options for 75,000 shares of Common Stock. These awards were granted under the 2016 Plan and will vest 25% on each of the first four anniversaries of the grant date, subject to Mr. Kurtzweil’s continued employment and the terms and conditions of the 2016 Plan and the applicable award agreements.

The term of the CFO Agreement extends through July 31, 2018, and the CFO Agreement will automatically renew for successive one-year periods unless either party gives at least 30 days written notice of non-renewal to the other party prior to the end of the then applicable term.

If Mr. Kurtzweil’s employment is terminated by the Company without Cause (as defined in the CFO Agreement) or by Mr. Kurtzweil for Good Reason (as defined in the CFO Agreement), Mr. Kurtzweil will be entitled to receive: (1) continued payment of his base salary, payable in bi-weekly installments, for 12 months; (2) his annual bonus for the preceding year, if and to the extent earned and not already paid; (3) any other compensation and benefits accrued through the date of termination; and (4) reimbursement for one year after the date of termination for the cost of committed living allowance expenses and any COBRA continuation of health coverage if he elects such coverage. Any unvested stock options, restricted stock awards, or other equity awards granted by the Company to Mr. Kurtzweil will vest or be forfeited in accordance with the terms of the applicable award agreement(s).

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If Mr. Kurtzweil’s employment is terminated due to his death or Disability (as defined in the CFO Agreement), if the Company terminates Mr. Kurtzweil’s employment for “cause,” or if Mr. Kurtzweil voluntarily terminates his employment without “good reason,” Mr. Kurtzweil, his designated beneficiary, or his estate, as applicable, will be entitled to receive his base salary accrued through the date of termination. In the case of termination due to disability or Mr. Kurtzweil’s voluntary termination of employment, he will also be entitled to receive his annual bonus for the preceding year, if and to the extent earned and not already paid. Any unvested stock options, restricted stock awards, or other equity awards granted by the Company to Mr. Kurtzweil will vest or be forfeited in accordance with the terms of the applicable award agreement(s).

Other

On June 15, 2015, the Company also entered into two-year employment agreements with each of the Vice President of Business Development, the Vice President of Operations, and the then Chief Financial Officer. Each of these employment agreements had substantially the same terms as that of our Chief Executive Officer described above. These agreements expired on June 15, 2017. Mr. Aichele continues to serve as the Vice President of Business Development, and Ms. Payne now serves as the Vice President of Finance, each pursuant to offer letters dated May 12, 2017. Pursuant to their offer letters, Mr. Aichele and Ms. Payne are eligible to receive an annual cash bonus of up to 50% of their base salary if certain operational, financial, or other milestones determined by the Board, in its sole discretion, have been satisfied, and they are both eligible to participate in the 2016 Plan. Mr. Boomgarden resigned from the Company, effective September 15, 2017.

Each named executive officer’s salary is subject to increase or decrease annually as determined by our Board of Directors. Effective June 15, 2017 the Board increased the salaries of Mr. Aichele, Mr. Boomgarden and Ms. Payne to $141,080, $141,080 and $150,350, respectively. Effective September 11, 2017, Mr. Aichele’s and Ms. Payne’s base salaries were increased to $148,134 and $154,860, respectively.

Change in Control Arrangements

2014 Plan

In the event of a merger or change in control of the Company, the treatment of each outstanding award granted under the 2014 Plan will be determined by the administrator of the 2014 Plan, including whether the awards will be continued by the Company (if the Company is the surviving corporation), assumed by the surviving corporation or its parent, substituted by the surviving corporation or its parent for new awards, or cancelled for any or no consideration. The administrator will not be required to treat all awards similarly in the transaction.

2015 Plan

In the event of a merger or change in control of the Company, the treatment of each outstanding award granted under the 2015 Plan will be determined by the administrator of the 2015 Plan, including whether each such award will be assumed or an equivalent option or right substituted by the successor corporation. The administrator will not be required to treat all awards similarly in the transaction. In the event that the successor corporation does not assume or substitute the awards, all restrictions on the awards will lapse.

2016 Plan

Under the terms of the 2016 Plan, the following provisions will apply to the restricted stock awards granted under the 2016 Plan in the event of a change of control (except to the extent, if any, otherwise required under Code Section 409A):

•	To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the 2016 Plan (as determined by the administrator of the 2016 Plan), any restrictions will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

•	In addition, in the event that an award is substituted, assumed or continued, the award will become vested in full and any restrictions will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award, if the employment or service of the participant is terminated within two years after the effective date of a change of control if such termination of employment or service (i) is by the Company without cause or (ii) is by the participant for good reason.

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•	Further, if a named executive officer has entered into an employment agreement or other similar arrangement as of the effective date of the 2016 Plan, the officer is entitled to the greater of the benefits provided upon a change of control of the Company under the 2016 Plan or the respective employment agreement or other similar arrangement as in effect on the 2016 Plan’s effective date, and such employment agreement or other similar arrangement will not be construed to reduce in any way the benefits otherwise provided to the officer upon a change of control as defined in the 2016 Plan.

Director Compensation

We do not have a formal director compensation program, and our directors have historically received compensation at the discretion of the Board in the form of equity awards granted under the 2015 Plan and the 2016 Plan. We also reimburse our directors for reasonable out-of-pocket expenses related to their role on our Board. We intend for our director compensation to align the interests of our non-employee directors with the interests of our stockholders, and we plan to implement a formal director compensation program during the fiscal year ending June 30, 2018.

The table below summarizes all compensation received by each of the Company’s non-employee directors for services as a director performed during the year ended June 30, 2017.

Name	Stock Awards ($)	All Other Compensation ($)	Total ($)

Arthur E. Geiss (1)(2)	92,400	15,195	107,595

Jerry D. Neal (1)	92,400	—	92,400

Steven P. DenBaars (1)	92,400	—	92,400

Jeffrey K. McMahon (1)	92,400	—	92,400

John T. Kurtzweil (3)	126,500	—	126,500

(1)	Messrs. Geiss, Neal, DenBaars, and McMahon each received a restricted stock award under the 2015 Plan for 22,000 shares of Common Stock on August 11, 2016 for their services on the Board, with 50% of the shares subject to the award scheduled to vest on the second anniversary of the grant date and 25% of such shares scheduled to vest on each of the third and fourth anniversaries of the grant dates. Valuation is based on the closing bid price of $4.20 on the grant date.

(2)	Mr. Geiss received $15,195 in compensation for consulting services provided by his consulting firm, AEG Consulting for the year ended June 30, 2017.

(3)	Mr. Kurtzweil received a restricted stock award under the 2016 Plan for 22,000 shares of Common Stock on January 25, 2017 upon joining the Board of Directors, with 25% of the shares subject to the award scheduled to vest on each of the first four anniversaries of the grant date. The grant is valued at the closing bid price of $5.65 on the grant date. Mr. Kurtzweil resigned from the Board of Directors on July 14, 2017 in connection with his transition to the role of the Company’s Chief Financial Officer. His restricted stock award will continue to vest on schedule.

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PROPOSAL 2

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JUNE 30, 2018

The Board of Directors has retained Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. In determining that Marcum be retained as the Company’s independent registered public accounting firm, the Board considered whether the provision of non-audit services by Marcum was compatible with maintaining Marcum’s independence and concluded that it was. Even if the engagement of Marcum is ratified, the Board may, in its discretion appoint a different independent registered public accounting firm at any time during the year if it determines that such appointment would be in the best interests of the Company and its stockholders.

Representatives of Marcum are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

Fees

The aggregate fees billed to us by Marcum for services rendered for (i) the fiscal year ended June 30, 2017; (ii) the transition period from April 1, 2016 to June 30, 2016; and (iii) our prior fiscal year ended March 31, 2016, are set forth in the table below:

Fee Category	Fiscal year ended June 30, 2017	Transition Period ended June 30, 2016 (1)	Fiscal year ended March 31, 2016

Audit fees (2)	$121,495	$65,611	$109,458
Audit-related fees (3)	40,757	13,692	26,583
Tax fees (4)	10,341	16,276	34,037
All other fees	—	—	—

Total fees	$172,593	$95,579	$170,078

(1)	Fees included in the transition period ended June 30, 2016 include the fees for the audit of the three-month transition period, as well as the audit of the twelve months ended June 30, 2016.

(2)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(3)	For the fiscal year ended June 30, 2017, audit-related fees are related to the review of the selling stockholder registration statement for the resale of shares of our Common Stock issued in private placements in 2016 and 2017, as well as review of the registration statement on Form S-8 for the 2016 Plan. For our prior fiscal year ended March 31, 2016, audit-related fees are related to the review of the selling stockholder registration statement for the resale of shares of our Common Stock issued in a private placement in 2015, as well as the review of the Form 8-K filing associated with our May 2015 merger.

(4)	Tax fees consist of fees billed for tax return preparation.

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Pre-Approval Practice

The Board established an Audit Committee in February 2017. The Audit Committee’s responsibilities include establishing policies and procedures for the review and pre-approval by the Audit Committee of, and approving or pre-approving, all auditing services and permissible non-audit services to be performed by the independent registered public accounting firm, and any non-audit services to be performed by any other accounting firm. Our Audit Committee has adopted procedures for the pre-approval of services to be performed by the independent public accountants. Pursuant to this pre-approval policy, the Audit Committee considers, at least annually, and approves the terms of the audit engagement. At each regularly scheduled Audit Committee meeting, the committee members review both a report summarizing the services, provided or anticipated to be provided by the auditor and the related fees and costs, and a listing of newly requested services subject to pre-approval since its last regularly scheduled meeting. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis, prior to the performance of the auditor. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to preset fee limits. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company’s independent public accountants and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval by the Chair of the Audit Committee if approval is needed between Audit Committee meetings. Any such interim approvals must be reported to the Audit Committee at its next scheduled meeting. Prior to approving any services, the Audit Committee considers whether the provision of such services is consistent with the SEC’s and the PCAOB’s rules on auditor independence and is compatible with maintaining the independence of the Company’s public accountants.

All fees described above related to audit, audit-related, tax, and other permitted non-audit services were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 2017 with management and its independent registered public accounting firm. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended June 30, 2017 be included in the Company’s Form 10-K for the fiscal year ended June 30, 2017 for filing with the SEC.

Suzanne B. Rudy (Chair)

Jerry D. Neal

Jeffrey K. McMahon

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Set forth below is a description of such related-party transactions that occurred since July 1, 2016.

Certain of our directors and officers participated in private placements of our Common Stock in 2016 and 2017 (the “2016-2017 Offering”). Specifically:

•	Our Chief Executive Officer, Jeffrey Shealy, purchased 20,000 shares of Common Stock for an aggregate purchase price of $100,000 in the 2016-2017 Offering.

•	Mark Boomgarden, our Vice President of Operations (until his resignation, effective September 15, 2017), purchased 2,000 shares of Common Stock for an aggregate purchase price of $10,000 in the 2016-2017 Offering.

•	Jerry Neal, one of our directors and Co-Chairman of our Board of Directors, purchased 200,000 shares of Common Stock for an aggregate purchase price of $1,000,000 in the 2016-2017 Offering.

•	Arthur Geiss, one of our directors and Co-Chairman of our Board of Directors, purchased 2,000 shares of Common Stock for an aggregate purchase price of $10,000 in the 2016-2017 Offering.

17

•	Rohan Houlden, our Divisional Vice President of Product Engineering, purchased 20,000 shares of Common Stock for an aggregate purchase price of $100,000 in the 2016-2017 Offering.

In addition, James R. Shealy, brother of our Chief Executive Officer, purchased 14,000 shares of Common Stock for an aggregate purchase price of $70,000 in the 2016-2017 Offering. Michael J. Shealy, brother of our Chief Executive Officer, purchased 20,000 shares of Common Stock for an aggregate purchase price of $100,000 in the 2016-2017 Offering.

AEG Consulting, a firm owned and operated by Arthur Geiss, Co-Chairman of the Board, received $15,195 for consulting fees for the year ended June 30, 2017. Effective September 27, 2017, Mr. Geiss also received a restricted stock unit award for 5,000 shares of Common Stock, with an aggregate market value of $35,600 on the grant date, and an option award for 10,000 shares of Common Stock, each option with an exercise price of $7.12 per share, in consideration for consulting services. These awards were granted under the 2016 Plan.

Steve Miller, one of our directors, served as a Board Advisor to the Board of Directors from January 2017 through June 2017, prior to joining the Board of Directors in July 2017. In connection with his service as a Board Advisor, Mr. Miller received a restricted stock award for 11,000 shares of Common Stock under the 2016 Plan on September 27, 2017, which award had a fair market value of $78,320 on the grant date.

18

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the directors, certain officers, and beneficial owners of more than ten percent of a class of securities registered under Section 12 of the Exchange Act to file reports with the SEC indicating their holdings of and transactions in such securities and to provide copies of such reports to the issuer of such securities. Based solely upon a review of the copies of the reports furnished to the Company, the Company believes all such reporting persons complied with such reporting obligations during the year ended June 30, 2017, except for a late Form 3 filed on March 13, 2017 by Mark N. Tompkins. In addition, Mr. Geiss’ timely-filed Form 3 inadvertently understated his holdings at the time of filing, which was later corrected in an amendment to his Form 3.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS

Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under Exchange Act Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2018 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078 no later than June 14, 2018.

In order for a stockholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2018 annual meeting of stockholders (but not included in our proxy statement), such proposal must be received by the Company’s Secretary at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Any stockholder proposal to be submitted at the 2018 annual meeting of stockholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Secretary not earlier than the close of business on July 19, 2018 and not later than the close of business on August 18, 2018.

The stockholder notice, with respect to all stockholder proposals, must comply in all respects with Article II, Section 9 of the Company’s Bylaws, which requires that such proposal be in writing and include (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information relating to the person or the proposal that is required to be disclosed pursuant to Regulation 14A under the Exchange Act.

In addition, a stockholder notice with respect to director nominations must also include (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078, Attention: Secretary.

It is presently anticipated that the Company’s 2018 annual meeting of stockholders will be held in November 2018. However, if the date of the 2018 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the 2017 Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2018 annual meeting of stockholders and the new dates by which stockholder proposals submitted pursuant to and outside of Exchange Act Rule 14a-8 must be received by the Company.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

ANNUAL REPORT

We filed an Annual Report on Form 10-K with the SEC on September 20, 2017, as amended on September 26, 2017. We make available on our website, www.akoustis.com, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Stockholders may also obtain a copy of these reports, without charge, upon request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078, Attention: Lora Shealy.

OTHER MATTERS

As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast in the discretion of the proxy holders at the Annual Meeting. The Board of Directors does not know of any such other business.

By order of the Board of Directors

Lora Shealy
Secretary

Huntersville, North Carolina

October 12, 2017

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Steven P. DenBaars 02 Arthur E. Geiss 03 Jeffrey K. McMahon 04 Steven P. Miller 05 Jerry D. Neal
06 Suzanne B. Rudy 07 Jeffrey B. Shealy

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Proposal to ratify the appointment of Marcum LLP as Akoustis Technologies, Inc.'s independent registered public accounting firm for the fiscal year ending June 30, 2018.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000345501_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

AKOUSTIS TECHNOLOGIES, INC.
Annual Meeting of Stockholders
November 16, 2017
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Jeffrey B. Shealy and Cindy C. Payne, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AKOUSTIS TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, local time on November 16, 2017, at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the director nominees listed in Item 1 and FOR Item 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. The Board of Directors is not aware of any other business to come before the meeting.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000345501_2 R1.0.1.17